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                                                                   EXHIBIT 10.27

                      TURNKEY HOSPITAL PURCHASE AGREEMENT

1.  SELLER

NEUROTECH DEVELOPMENT CORPORATION, LOCATED AT 45 ORCHARD STREET, MANHASSET, NEW YORK 11030 USA, A REGISTERED DELAWARE CORPORATION HEREBY REFERRED TO AS THE SELLER.

2.  PURCHASOR

THE XIAN MUNICIPAL GOVERNMENT HEREINAFTER REFERRED TO AS THE PURCHASOR THAT THE PURCHASOR WILL BE THE OPERATOR OF THE HOSPITAL(S), SENIOR HOUSING CENTERS, ASSISTED LIVING FACILITY, RECREATION CENTER, EDUCATION CENTER. THE PURCHASOR IS ENTERING INTO THIS AGREEMENT WITH FULL CORPORATE INTENT AND LEGAL RESPONSIBILITY IN ACCORDANCE WITH THE GOVERNING LAWS OF THE PEOPLES REPUBLIC OF CHINA.

3.  QUALITY STANDARDS

THE PURCHASOR WILL MAINTAIN THE QUALITY STANDARDS SET FORTH BY THE SELLER IN THE TRAINING PROGRAM OF THE HOSPITAL NAMED IN THIS AGREEMENT. THE SELLER AND THE PURCHASOR WILL JOINTLY CREATE NEW STANDARDS FOR THE LEVEL OF SENIOR CITIZEN CARE WHICH ADDRESSES THE HEALTH, NUTRITION, AND CULTURAL NEEDS OF THE POPULATION.

4.  DESCRIPTION OF HOSPITAL AND LIVING FACILITIES

"GLOBAL HEALTH ENTERPRISES TURN KEY HOSPITALS" AS PRESENTED IN PUBLICATION TITLED "GLOBAL HEALTH ENTERPRISES TURNKEY HOSPITALS".

SIZE HOSPITAL 14,000 SQ FT. SET UP WITH MAX OCCUPANCY OF 80 BEDS MIN OCCUPANCY 60 BEDS. # BEDS WILL VARY IN ACCORDANCE WITH LOCAL AREA REQUIREMENTS FOR OUTPATIENT SERVICES.

HOSPITALS SHALL CONSIST OF      PREFABRICATED STEEL BUILDINGS
                                ALL DIAGNOSTIC AND LABORATORY EQUIPMENT (PER
                                BOOK)
                                OPERATING ROOM EQUIPMENT
                                EMERGENCY ROOM EQUIPMENT
                                PHARMACY EQUIPMENT
                                ALL PHARMACEUTICALS
                                ALL MEDICAL DISPOSABLES
                                COMPUTERIZED BILLING AND ACCOUNTING SYSTEMS
                                MEDICAL RECORDS SYSTEMS

CONSTRUCTION STANDARD           USA
PHARMACEUTICAL STANDARD         USA
EQUIPMENT STANDARD              USA
HEALTH PRACTICE CODE            USA
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ASSISTED LIVING FACILITIES

THIS BUILDING WILL BE 10,000 SQ METERS, AND WILL PROVIDE GENERAL PREPARATORY SERVICES FOR AMBULATORY PATIENTS. EACH ROOM WILL BE EQUIPPED WITH BED, BATH, TV, HEATING AND AIRCON, REFRIGERATOR, SERVICE KITCHEN, AND FULL HANDICAPPED ACCESS AND AMENITIES. THIS BUILDING WILL BE CONSTRUCTED IN ACCORDANCE WITH THE STANDARDS OF THE PEOPLE'S REPUBLIC OF CHINA.

SKILLED NURSING FACILITIES

THIS BUILDING WILL BE 10,000 SQ METERS AND WILL PROVIDE SERVICES FOR PATIENTS WHO ARE NOT SELF SUFFICIENT AND REQUIRE 24 HOURS CARE AND ASSISTANCE. THE FACILITY WILL CONTAIN FULL DIETARY DEPARTMENT INCLUSIVE OF KITCHEN, DINING ROOM, AND RECREATION AREAS WHICH INCLUDE AUDITORIUM, GAME ROOM AND CRAFTS AREAS, AS WELL AS PHYSICAL THERAPY, SHOWERS AND BATH.

SENIOR HOUSING

THIS BUILDING SHALL BE 10,000 SQ METERS, AND SHALL CONTAIN 200 SERVICE APARTMENTS FOR SENIOR CITIZENS WHO ARE INDEPENDENT AND IN GOOD HEALTH WHO NEED NO ASSISTANCE EXCEPT FOR THE PROVISION OF HEALTHCARE, NUTRITION, AND RECREATION.

DORMATORIES

A DORMITORY IS TO BE CONSTRUCTED FOR WORKING STAFF. THE PRELIMINARY SIZE IS ESTIMATED AT 10,000 SQ METERS.

5.  SERVICES PROVIDED BY SELLER

ANCILLIARY SERVICES     STAFF TRAINING IN USA

MEDICAL STAFF           FULL MEDICAL STAFF
                        LABORATORY STAFF
                        ADMINISTRATIVE STAFF

SUPPORT SERVICES ONLY   MAINTENANCE SUPERVISOR
                        HOUSEKEEPING
                        DIETARY SUPERVISORS

6.  DEPOSIT

NORMAL DEPOSIT REQUIREMENTS ARE HEREBY WAIVED

7.  NON EXCLUSIVITY

THE HOSPITALS ARE SOLD ON A NON EXCLUSIVE BASIS. THE NAMES "GLOBAL HEALTH" AND "NEUROTECH CORPORATION" CANNOT BE USED IN THE OPERATING NAME OF THE HOSPITAL.
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8.  CONTRACTUAL ORDER OF PROCEDURES

UPON EXECUTION OF THIS CONTRACT AND INITIAL PAYMENT, NEUROTECH TECHNICAL TEAM WILL ARRIVE AT SITE, BEGIN PUBLIC HEALTH STUDY, OPERATING STUDY, AND PREPARE FINAL REPORT AND FINAL BUDGETARY PROPOSAL.

SUCH STUDIES WILL INCLUDE CONFIGURATION OF SENIOR HOUSING, ASSISTED LIVING FACILITIES SKILLED NURSING FACILITY, AND ACUTE CARE HOSPITAL AS WELL AS RECREATION AND EDUCATION FACILITIES.

TECHNICAL STAFF ADMINISTRATOR WILL REMAIN AND BEGIN INTERVIEWS AND SELECTION OF HOSPITAL STAFF WITH PURCHASOR.

9.  APPROVALS REQUIRED

SELLER WILL PROVIDE PURCHASOR WITH FINAL REPORT, BUDGETARY SCHEME, AND PHYSICAL MODEL FOR FINAL APPROVAL.

OPERATING LICENSES AND PERMITS ARE THE RESPONSIBILITY OF THE PURCHASOR.

10.  PAYMENT

UPON PURCHASORS ACCEPTANCE OF FINAL REPORT AND MODEL, PURCHASORS BANK WILL OPEN BANK GUARANTY WITH THE BANK OF CHINA FOR CONSTRUCTION OF THE PROPOSED HOSPITALS, SENIOR HOUSING, DORMITORY, ASSISTED LIVING CENTER.

11.  DELIVERY TIME

THERE IS 1 HOSPITAL IN THIS CONTRACT PLUS 1 ASSISTED LIVING FACILITY, PLUS ONE SKILLED NURSING FACILITY, PLUS ONE DORMITORY, PLUS ONE SENIOR HOUSING UNIT ALL OF WHICH WILL BE COMPLETED WITHIN 48 MONTHS FROM THE RECEIPT OF THE INITIAL PAYMENT.

12.  TRAINING

STAFF TRAINING SHALL COMMENCE AT THE BEGINNING OF THE MANUFACTURING PROCESS

AIR TRANSPORTATION, EMPLOYEE SALARIES, MEALS, ARE THE RESPONSIBILITY OF THE PURCHASOR

TRAINING SHALL TAKE PLACE AT THE UNIVERSITY OF TEXAS, AT GALVESTON, OR ANY OTHER NEUROTECH AFFILIATED SCHOOL.

THERE WILL BE 3 CLASSES, EACH TIMED FOR THE DELIVERY OF THE RESPECTIVE BUILDING OR MEDICAL FACILITY.
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13.  ADMINISTRATOR

AN AMERICAN ADMINISTRATOR WILL REMAIN FOR THE FIRST 6 MONTHS OF OPERATION AT THE EXPENSE OF THE SELLER.

14.  FINANCING

FINANCING IS PROVIDED TO THE MUNICIPALITY THROUGH THIRD PARTY PROVIDERS, SUCH AS BANKS, INSURANCE COMPANIES, MORTGAGE COMPANIES EQUITY INVESTORS IN ADDITION TO THE USAGE OF THE CAPITAL ALLOCATION OF THIS PROJECT IN THE MUNICIPAL BUDGET.

15.  PURCHASOR PROVIDES

        LAND
        ROAD
        ELECTRICITY
        FRESH WATER
        SEWAGE

CONTRACT 1 PURCHASOR WILL PLACE HOSPITALS (MINIMUM 1 HECTARE/SITE).

16.  PRICING

EACH HOSPITAL IS PRICED AT $15,000,000 USD INCLUSIVE OF DELIVERY AND INSTALLATION AND TRAINING COSTS
PRICING MAY VARY IN ACCORDANCE WITH FINAL SPECIFICATIONS AND RECOMMENDATIONS OF TECHNICAL COMMITTEE AND/OR PURCHASOR.

ASSISTED LIVING FACILITY IS PRICED AT $7,500,000 USD

SKILLED NURSING FACILITY IS PRICED AT $10,000,000 USD

SENIOR HOUSING FACILITY IS PRICED AT $6,000,000 USD

DORMITORY IS PRICED AT $5,000,000 USD

ANCILLARY SERVICES INCLUDING EDUCATION AND RECREATION CENTRE PRICED AT
$3,000,000

TOTAL PROJECTED COST            $43,500,000 USD         (348,000,000 RMB)

17.  ENDORSEMENTS

THIS HOSPITAL PROJECT HAS BEEN SUBMITTED TO THE WORLD COUNCIL OF PEOPLES FOR THE UNITED NATIONS FOR ENDORSEMENT AS A HUMANITARIAN PROJECT AND AS SUCH MAY USE THIS ENDORSEMENT WHEN SEEKING FINANCING AND GOVERNMENTAL APPROVAL.


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WORLD COUNCIL OF PEOPLES FOR THE UNITED NATIONS MAINTAINS AN OFFICE IN BEIJING
WHOSE ADDRESS APPEARS BELOW.

                WORLD COUNCIL OF PEOPLES FOR THE UNITED NATIONS
                INTERNATIONAL HOTEL OFFICE TOWER SUITE 4022
                JIAN GUO MEN WEI
                BEIJING, CHINA 100005

18. GOVERNING LAW

THIS CONTRACT SHALL BE DEEMED VALID AND SUBJECT TO THE LAWS OF PEOPLES REPUBLIC OF CHINA.

19.  LOCATIONS

THE HOSPITALS SHALL BE LOCATED IN THE AREAS AS DIRECTED BY THE MUNICIPALITY OF XIAN. MODIFICATIONS IN DESIGN REQUIRED BY GEOGRAPHICAL LOCATION WILL BE THE RESPONSIBILITY OF THE PURCHASOR.

SUCH SPECIAL CONDITIONS INCLUDE CONSTANT POWER GENERATION, MEDICAL WASTE DISPOSAL UNIT, FLOOD PLANE, EARTHQUAKE ETC.


A SEPARATE PUBLIC HEALTH ANALYSIS WILL BE DONE FOR EACH AREA

20.  RECOGNIZED AGENTS

THE FOLLOWING AGENTS ARE RECOGNIZED AS AGENTS FOR THE SELLER.

        GRACE FAME INDUSTRIAL LTD
        601-4 HILDER CENTER
        2 SUNG PING ST.
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SO WE HEREBY COMPLETE THIS AGREEMENT AND SET FORTH OUR SIGNATURES ON THIS
DATE

AGREED  /s/
THIS ____________________________

        /s/ LAWRENCE M. ARTZ
SELLER __________________________                 DATE  11-19-99
        NEUROTECH DEVELOPMENT CORPORATION
        LAWRENCE M. ARTZ MANAGING DIRECTOR


           /s/
PURCHASOR __________________________              DATE  11-1-99
          XIAN MUNICIPAL GOVERNMENT


       /s/
AGENT __________________________                  DATE  11-18-99
       GRACE FAME INDUSTRIAL LTD